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EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas F. Prisby, Chairman and Chief Executive Officer of CFS Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Annual Report on Form 10-K of the Company for the quarterly period ended December 31, 2002(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o(d)) and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 31, 2003                 By:  /s/ Thomas F. Prisby
                                      -------------------------------------
                                      Thomas F. Prisby, Chairman and
                                        Chief Executive Officer



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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John T. Stephens, Executive Vice President and Chief Financial Officer of CFS Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Annual Report on Form 10-K of the Company for the quarterly period ended December 31, 2002(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o(d)) and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 31, 2003                 By:  /s/ John T. Stephens
                                      ------------------------------------------
                                      John T. Stephens, Executive Vice President
                                        and Chief Financial Officer